UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2018

SUMMER ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35496	20-2722022
(Commission File Number)	(I.R.S. The Company Identification No.)

5847 San Felipe Street #3700

Houston, Texas 77057

(Address of principal executive offices)

(713) 375-2790

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders of Summer Energy Holdings, Inc. (the “Company”) was held at the Company’s headquarters at 5847 San Felipe Street, Suite 3700, Houston, Texas 77057, at 8:30 a.m. Central Standard Time on Friday, June 8, 2018 (the “2018 Annual Meeting”).

At the 2018 Annual Meeting, the Company’s stockholders voted on three proposals:  (i) the election of three Class III directors, each to serve until the Company’s 2021 annual meeting of stockholders; (ii) the approval of the 2018 Stock Option and Stock Award Plan; and (iii) the ratification of the appointment of Whitley Penn LLP to serve as the Company’s independent registered public accountants for the year ending December 31, 2018.  Only stockholders of record as of April 13, 2018 were entitled to notice of and to vote at the 2018 Annual Meeting.

(1)Election of Directors. A total of three Class III candidates were nominated for election to the Company’s Board of Directors (the “Nominees”).  The election was uncontested for all Nominees and, therefore, all were elected to serve as Class III directors of the Company until the Company’s 2021 annual meeting of stockholders.

The following table sets forth the names of the Nominees and the respective numbers of votes cast for, and the respective numbers of votes withheld from, their election.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stuart C. Gaylor	14,428,777	0	71,535
Neil M. Leibman	14,428,777	0	71,535
Jaleea P. George	14,428,777	0	71,535

(2)Approval of the 2018 Stock Option and Stock Award Plan.  At the 2018 Annual Meeting the Company’s stockholders also voted on a proposal to approve the 2018 Stock Option and Stock Award Plan. The Company’s stockholders voted to approve the 2018 Stock Option and Stock Award Plan. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, the approval of the 2018 Stock Option and Stock Award Plan.

Votes For	Votes Against	Abstentions
14,405,277	23,500	0

(3)Ratification of Independent Registered Public Accountants. At the 2018 Annual Meeting the Company’s stockholders also voted on a proposal to ratify the appointment of Whitley Penn LLP as the Company’s registered public accountants. The ratification of Whitley Penn LLP was approved by the Company’s stockholders. The following table sets forth the respective numbers of votes cast for and against, and the number of shares abstaining from, the ratification of Whitley Penn LLP as the Company’s independent auditors.

Votes For	Votes Against	Abstentions
14,665,673	0	0

The Company’s Proxy Statement for the 2018 Annual Meeting was filed with the Securities and Exchange Commission on April 26, 2018 and provides more information about these proposals and the vote required for approval of each of them.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 12, 2018

SUMMER ENERGY HOLDINGS, INC.

        By:  /s/ Jaleea P. George

         Jaleea P. George

          Chief Financial Officer